UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2022

Checkpoint Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38128	47-2568632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Sawyer Road, Suite 110, Waltham, MA 02453

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CKPT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

Effective November 3, 2022, the holders of a majority of the voting power of the capital stock of Checkpoint Therapeutics, Inc. (the “Company”) executed a written consent approving a grant of discretionary authority to the board of directors of the Company (the “Board”) to, without further stockholder approval, (i) effect a 1:10 reverse stock split of the Company’s issued and outstanding common stock (the “Reverse Stock Split”), (ii) effect a related reduction in the number of the Company’s authorized shares by filing an amendment (the “Certificate Amendment”) to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, and (iii) effect an amendment to the Company’s Amended and Restated 2015 Incentive Plan to increase the number of shares issuable thereunder, after giving effect to the Reverse Stock Split, from 900,000 to 3,000,000 (the “Plan Amendment”). The written consent was signed by the holders of 10,914,552 shares of the Company’s common stock and 7,000,000 shares of the Company’s Class A Common Stock. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders and each share of Class A Common Stock has the voting power of 1.1 times a fraction, the numerator of which is the sum of the shares of outstanding common stock and the denominator of which is the number of shares of outstanding Class A Common Stock, or approximately 13.5 votes per share as of November 3, 2022. Accordingly, the holders of approximately 58% of the voting power of the Company’s capital stock as of November 3, 2022, signed the written consent approving the Reverse Stock Split, the Certificate Amendment, and the Plan Amendment. The Board also approved the Reverse Stock Split, the Certificate Amendment, and the Plan Amendment.

Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, a Schedule 14C information statement will be filed with the Securities and Exchange Commission and sent or provided to the stockholders of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2022	Checkpoint Therapeutics, Inc.
(Registrant)

	By	/s/ James F. Oliviero
James F. Oliviero
President and Chief Executive Officer